EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sonora Resources Corp. (the "Company") on Form 10-Q for the period ended May 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Juan Miguel Ríos Gutiérrez, Chief Executive Officer and I, Mark Scott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.

/s/ Juan Miguel Ríos Gutiérrez
Juan Miguel Ríos Gutiérrez
Chief Executive Officer (Principal Executive Officer)
July 12, 2011

/s/ Mark Scott
Mark Scott
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
July 12, 2011